SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ALTERNATIVE FUNDS
WELLS FARGO COREBUILDER SHARES
WELLS FARGO FACTOR-BASED FUNDS
WELLS FARGO FIXED INCOME FUNDS
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
WELLS FARGO MONEY MARKET FUNDS
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
WELLS FARGO VARIABLE TRUST FUNDS
(Each a “Fund”, together the “Funds”)

At meetings of the Boards of Trustees of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust held on December 17, 2019, the Boards of Trustees appointed Pamela Wheelock as Trustee effective January 1, 2020. As a result, effective on January 1, 2020, each Boards of Trustees will be comprised of nine members, each of whom is an Independent Trustee as that term is defined under the Investment Company Act of 1940, as amended.

Each Fund’s SAI is hereby amended to add the following to the section entitled “Trustees and Officers – General.”

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer	Current Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019

Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.

N/A
1.	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Pamela Wheelock. Ms. Wheelock served as a Trustee of the Trusts in the Fund Complex from January 2018 until July 2019 and was an Advisory Board member in 2017. Ms. Wheelock has been a Board member of the Destination Medical Center Economic Development Agency in Rochester, Minnesota since 2019. She served as the acting Commissioner of the Minnesota Department of Human Services from July 2019 through September 2019 and as the Human Services Manager (part-time) of the Minnesota Department of Human Services from October 2019 through December 2019. Ms. Wheelock has more than 25 years of leadership experience in the private, public and nonprofit sectors. Ms. Wheelock was the Chief Operating Officer of Twin Cities Habitat for Humanity from 2017 through 2019. Prior to joining Habitat for Humanity in

2017, Ms. Wheelock was on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) and the Vice President of University Services at the University of Minnesota from 2012, where she served as chief operations officer of the University. She also served as Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Vice President of the Bush Foundation from 2009 to 2011, and Executive Vice President and Chief Financial Officer of Minnesota Sports and Entertainment from 2004 to 2009. Ms. Wheelock served as the Executive Budget Officer and Finance Commissioner for the State of Minnesota from 1999 to 2002.

December 31, 2019